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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                         Date of Report: August 22, 2006

                Date of earliest event reported: August 21, 2006


                              UNITED MEDICORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                         Commission File Number 1-10418


                DELAWARE                                         75-2217002
    (State or other jurisdiction of                          (I.R.S. Employer
     incorporation or organization)                         Identification No.)

           200 N. Cuyler Street
               Pampa, Texas                                         79065
 (Address of principal executive offices)                        (Zip Code)

       Registrant's Telephone Number, Including Area Code: (806) 669-9223

                                      N.A.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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                     UNITED MEDICORP, INC. AND SUBSIDIARIES




Item 2.02 Results of Operations and Financial Condition

         Pursuant to Item 2.02 of Form 8-K, the information contained in Item 9.01(d) and this Item 2.02 is furnished to, but not filed with, the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and, therefore, shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

         On August 21, 2006, the Company issued a press release announcing its financial results for quarter ended June 30, 2006. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits

         (d) Exhibits

    EXHIBIT
    NUMBER                   DESCRIPTION OF EXHIBIT
    ------                   ----------------------

     99.1              Press Release dated August 21, 2006


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              UNITED MEDICORP, INC.
                                  (Registrant)



By:   /s/Gary D. Aderholt                                Date: August 22, 2006
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      Gary D. Aderholt
      Corporate Controller
      (Principal Accounting Officer)





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